UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2000



                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 033-73160

                  I.R.S. Employer Identification No. 77-0212977




                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 5.  OTHER EVENTS

         On June 26, 2000, Calpine Corporation, a Delaware Corporation, announced a strategic alliance with Dallas, Texas-based Panda Energy International, Inc. and plans to acquire from Panda the development rights to construct, own and operate the Oneta project -- a 1,000-megawatt natural gas-fired power facility. The agreement also provides Calpine the exclusive development rights for seven additional projects, representing more than 9,600 megawatts of gas-fired generation in the U.S.

         On June 26, 2000, Calpine Corporation announced plans to acquire Northbrook, Illinois-based SkyGen Energy LLC (SkyGen Energy) from Michael Polsky and from Wisvest Corporation, a Wisconsin Energy Corp. affiliate. The SkyGen Energy acquisition -- along with other recently announced acquisitions -- will increase Calpine's 2004 operating portfolio to over 40,000 net megawatts of generation.

         On June 27, 2000, Calpine Corporation announced plans to build, own and operate a natural gas-fired cogeneration energy center at the BP Amoco chemical facility in Decatur, Alabama. The proposed Morgan Energy Center will generate approximately 660 megawatts of electricity in addition to supplying steam for BP Amoco's facility. The project will also be capable of generating an additional 130 megawatts of peaking capacity.

(C)      Exhibits.

     99.0 Press release dated June 26, 2000, announcing strategic alliance with Dallas, Texas-based Panda Energy International, Inc.

     99.1 Press release dated June 26, 2000, announcing plans to acquire Northbrook, Illinois-based SkyGen Energy LLC (SkyGen Energy)

     99.2  Press  release  dated  June  27,  2000,  announcing   development  of
660-megawatt Morgan Energy Center

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CALPINE CORPORATION

                         By: /s/ Charles B. Clark, Jr.
                             -------------------------
                              Charles B. Clark, Jr.
                          Vice President and Controller
                            Chief Accounting Officer
June 29, 2000

EXHIBIT 99.0

                                             NEWS RELEASE Contact:  408/995-5115
                                      Public Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


             CALPINE ANNOUNCES STRATEGIC ALLIANCE WITH PANDA ENERGY
                 TO ACQUIRE DEVELOPMENT RIGHTS AND GAS TURBINES
   Panda Alliance To Provide Calpine With 10,000-Megawatt Development Pipeline

         (SAN JOSE, CALIF.) June 26, 2000 -- Calpine Corporation [NYSE:CPN], the nation's fastest growing independent power company, announced today a strategic alliance with Dallas, Texas-based Panda Energy International, Inc. and plans to acquire from Panda the development rights to construct, own and operate the Oneta project -- a 1,000-megawatt natural gas-fired power facility. In addition, Calpine will acquire from Panda 24 General Electric 7 FA gas turbines and 12 steam turbines, scheduled for delivery in 2001 and 2002. The agreement also provides Calpine the exclusive development rights for seven additional projects, representing more than 9,600 megawatts of gas-fired generation in the U.S. Two of these facilities are in advanced stages of development. The transaction is expected to close in July 2000.

         Calpine Chief Executive Officer and President Peter Cartwright stated, "Panda has a great portfolio of projects under development, including some of the largest power plants in the country. Calpine's alliance with Bob Carter, Panda's CEO, and his fine development team, offers tremendous upside potential for both companies."

         The Oneta facility will be built in Coweta, Okla., southeast of Tulsa. It will be Calpine's fourth power project in the Southwest Power Pool. These facilities will operate as a system of highly efficient energy centers. Construction for the natural gas-fired project is scheduled to begin during the third quarter of 2000, with energy deliveries slated to begin in June 2002.

         This  alliance  and   strategic   development   pipeline   considerably
strengthens Calpine's position as a low-cost power provider in key energy markets throughout the U.S.

         Under the agreement, Calpine will pay Panda approximately $126 million, which includes reimbursement of development costs, payments for the gas and steam turbines, and the Oneta facility. During commercial operation of the Oneta facility, Panda will receive contingent payments.

         As each of the seven future development projects is successfully permitted and all conditions are in place to begin construction, Calpine will have the right to acquire a 100 percent interest in each facility, with Panda receiving a development fee and contingent payments. Calpine will build and operate the projects.

         Panda Energy is a privately held, non-regulated electric generation company with headquarters in Dallas, Texas. Its primary focus is the development, ownership and operation of clean, low-cost power plants. Further details are available on Panda's website at www.pandaenergy.com.

         Calpine Corporation, the nation's leading independent power company, is dedicated to providing customers with reliable and competitively priced electricity. Calpine is focused on clean, efficient combined-cycle, natural gas-fired generation and is the nation's largest producer of renewable geothermal energy. Calpine has launched the largest power development program in the U.S. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

         This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation (the "Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) changes in government regulations and anticipated deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations (iii) cost estimates are preliminary and actual cost may be higher than estimated, (iv) the assurance that the Company will develop additional plants, (v) a competitor's development of a lower-cost generating gas-fired power plant, (vi) receipt of regulatory approvals or (vii) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

EXHIBIT 99.1

                                             NEWS RELEASE Contact:  408/995-5115
                                      Public Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


                        CALPINE TO ACQUIRE SKYGEN ENERGY
                  Company to Increase 2004 Operating Portfolio
                     to Over 40,000 Megawatts of Generation

         (SAN JOSE, CALIF.) June 26, 2000 -- Calpine Corporation [NYSE:CPN] today announced plans to acquire Northbrook, Ill.-based SkyGen Energy LLC (SkyGen Energy) from Michael Polsky and from Wisvest Corporation, a Wisconsin Energy Corp. affiliate, for $450 million, plus the assumption of certain obligations of SkyGen Energy. The SkyGen Energy acquisition -- along with other recently announced acquisitions -- will increase Calpine's 2004 operating portfolio to over 40,000 net megawatts of generation.

         SkyGen Energy is a leading developer, owner and operator of independent power projects in North America. Upon closing of the transaction, expected during the third quarter of 2000, Calpine will increase its power portfolio by up to 13,500 net megawatts of natural gas-fired generation in the U.S., and will acquire 34 General Electric 7 FA gas turbines to power its newly acquired development projects.

         Under the terms of the agreement, Calpine will add three operating facilities (780 net megawatts), three projects under construction (812 net megawatts), 13 late-stage development facilities (5,258 net megawatts) and 16 project development opportunities (6,615 net megawatts). This acquisition provides several strategic benefits to Calpine. In addition to providing the company with a strong mix of gas-fired cogeneration and peaking facilities in new and strategic markets, SkyGen Energy's team of energy professionals with experience in large-scale industrial cogeneration projects -- and its proven track record and pipeline of projects with long-term power and steam sales agreements -- will complement Calpine's existing cogeneration and merchant power mix. SkyGen Energy's outstanding portfolio, combined with Calpine's expertise in finance, construction, operations and power marketing provide significant strategic value for Calpine.

         Calpine Chief Executive Officer and President Peter Cartwright stated, "I am extremely pleased that Michael Polsky and his team will be joining Calpine. SkyGen Energy is one of the premier power plant developers in the country. Michael's vision for the U.S. power industry closely parallels my own."

         SkyGen was founded by Michael Polsky in 1991. SkyGen will continue to develop its portfolio of development projects as a wholly owned subsidiary of Calpine. Michael Polsky will serve as President of SkyGen and as a member of Calpine's Board of Directors.

         Michael  Polsky  stated,   "The  addition  of  SkyGen  to  the  Calpine
organization will create the most powerful and dynamic power producer in U.S."

         SkyGen Energy currently employs 70 energy professionals. As part of the SkyGen Energy acquisition, Michael Polsky will receive approximately 1.1 million shares of Calpine common stock. In addition, Calpine will make contingent payments for completion of certain project development milestones. Goldman Sachs & Co. acted as financial advisor to SkyGen Energy, with Credit Suisse First Boston serving as Calpine's advisor.

         To fund the SkyGen Energy and other recently announced acquisitions, Calpine has obtained a $1 billion short-term credit facility with The Bank of Nova Scotia, Credit Suisse First Boston and CIBC World Markets. The company expects to refinance this facility in the capital markets.

         Based in San Jose, Calif., Calpine Corporation is dedicated to providing customers with reliable and competitively priced electricity. Calpine is focused on clean, efficient combined-cycle, natural gas-fired generation and is the nation's largest producer of renewable geothermal energy. Calpine has launched the largest power development program in the U.S. To date, the company has a combined interest in approximately 26,700 megawatts of electric generation capacity in operation, under construction and announced development in 25 states and Alberta, Canada. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

         This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation (the "Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) changes in government regulations and anticipated deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations (iii) cost estimates are preliminary and actual cost may be higher than estimated, (iv) the assurance that the Company will develop additional plants, (v) a competitor's development of a lower-cost generating gas-fired power plant, (vi) receipt of regulatory approvals or (vii) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

EXHIBIT 99.2

                                             NEWS RELEASE Contact:  408/995-5115
                                      Public Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


            CALPINE EXPANDS PRESENCE IN ALABAMA ELECTRIC POWER MARKET
             Company Announces Plans for 660-Megawatt Energy Center
                  at BP Amoco's Decatur, Alabama Chemical Plant

         (SAN JOSE, CALIF.) June 27, 2000 -- Calpine Corporation [NYSE:CPN], the nation's leading independent power company, today announced plans to build, own and operate a natural gas-fired cogeneration energy center at the BP Amoco chemical facility in Decatur, Ala. The proposed Morgan Energy Center will generate approximately 660 megawatts of electricity in addition to supplying steam for BP Amoco's facility. The project will also be capable of generating an additional 130 megawatts of peaking capacity. Permitting for the $350 million project is nearing completion, with construction scheduled to start in the third quarter of 2000. The first phase of electricity production (440 megawatts) is slated to begin in the third quarter of 2002. The second phase of production (220 megawatts) is expected to enter operations during the first quarter of 2004.

         Under the terms of a 20-year agreement, the Morgan Energy Center will provide BP Amoco with steam for its Decatur facility. In addition, Amoco Energy Trading Corporation, a BP Amoco affiliate, will purchase from Calpine up to 168 megawatts of electrical output from the Morgan plant for sale into the wholesale power market. Calpine will market the remaining power from the facility into the Southeastern U.S. wholesale power market under a variety of short-, mid- and long-term contracts.

         "In today's competitive power industry, world-class chemical producers like BP Amoco demand the highest quality product at competitive costs," said Diana Naylor, Calpine's senior vice president. "We appreciate BP Amoco's confidence in our ability to construct and reliably operate this facility to meet their stringent energy demands."

         Danny Wallace, general manager for BP Amoco's Decatur Works stated, "Calpine will be an integral part of our facility, and we are looking forward to building upon our relationship with them. The Morgan Energy Center will help our Decatur facility remain competitive in today's global marketplace. And, as an environmentally responsible, fuel-efficient energy resource, it will further demonstrate BP Amoco's continued commitment to protecting the environment."

         "The process of selecting the proper company for our site was very deliberate and detailed. We began the process almost two years ago and through careful consideration and analysis selected Calpine," added Wallace.

         Calpine will manage project development for the Morgan Energy Center, including engineering and design, construction, fuel management and power marketing. In addition, an intrastate natural gas pipeline will be constructed to fuel the new plant and the recently announced Decatur Energy Center, under development at the nearby Solutia plant. This full-service approach enables Calpine to lower costs, control quality and make project enhancements throughout the development process. Calpine will coordinate construction and operations of the Morgan and Decatur Energy Centers. These investments represent a firm commitment by Calpine to the Decatur and Morgan County communities.

         To achieve maximum fuel efficiency, Calpine will incorporate three Siemens Westinghouse 501F combustion turbines operated in combined-cycle with a single steam turbine, and will utilize advanced emission control technology to dramatically lower emissions compared to the average natural gas-fired utility plant and other forms of fossil fueled generation.

         "The Morgan Energy Center will be one of the most fuel efficient and environmentally responsible power plants to be built in the United States," said Naylor. "Customers and the environment win."

         The company looks forward to expanding its operations in the state of Alabama. In addition to the Morgan and Decatur facilities, Calpine is developing a 700-megawatt natural gas-fired energy center in Tallapoosa County, Ala. north of Alexander City.

         Based in San Jose, Calif., Calpine Corporation is dedicated to providing customers with reliable and competitively priced electricity. Calpine is focused on clean, efficient combined-cycle, natural gas-fired generation and is the nation's largest producer of renewable geothermal energy. Calpine has launched the largest power development program in the U.S. To date, the company has a combined interest in approximately 26,700 megawatts of electric generation capacity in operation, under construction and announced development in 25 states and Alberta, Canada. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

         This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation (the "Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) changes in government regulations and anticipated deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations (iii) cost estimates are preliminary and actual cost may be higher than estimated, (iv) the assurance that the Company will develop additional plants, (v) a competitor's development of a lower-cost generating gas-fired power plant, (vi) receipt of regulatory approvals or (vii) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.